UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2008

Buzz Media, Ltd.
(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 333-144910

Nevada	26-3002371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2820 W. Charleston Blvd., Suite 22
Las Vegas, NV 89102
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 1-866-483-1340

11 Thornhill Drive, Suite 216
Dartmouth, Nova Scotia B3B 1R9
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 2, 2008, Ms. Tiffany Walsh, our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and director, agreed to sell all of her 1,250,010 shares of our issued and outstanding common stock to Mr. Jianguo Wang for an aggregate price of CDN$300,000 to be paid on or before August 15, 2008.

The closing of the foregoing stock purchase agreement took place on July 14, 2008, and as of such date Mr. Jianguo Wang is the owner of 1,250,010 shares of our common stock representing approximately 62.50% of our issued and outstanding common stock.

The foregoing description of the stock purchase transaction does not purport to be complete and is qualified in its entirety by reference to the stock purchase agreement, which was filed with the Form 8-K on July 3, 2008, and which is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the forgoing stock purchase agreement, Ms. Tiffany Walsh agreed to resign as a director and officer of our company and Mr. Jianguo Wang agreed to join the company as a director and officer. On July 14, 2008, Ms. Walsh resigned as an officer and a director of our company and at the same time appointed Mr. Wang as President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a director of our company.

Mr. Jianguo Wang is currently 48 years old. From 2005 to date, Mr. Wang has been the President of Shanghai Jian Zheng Group, which is based in China and is in the business of cement additives. Prior to this, Mr. Wang worked for W.R. Grace China Ltd., which is based in China and is in the business of cement additives. From 2003 to 2005, Mr. Wang was a Sales Manager for East China for W.R. Grace China Ltd. and from 1995 to 2002, Mr. Wang was the Senior Technical Service Engineer for W.R. Grace China Ltd. In 1982, Mr. Wang obtained his Bachelors of Science Degree from the Material Science and Engineering Department of Shanghai Tong Ji University located in Shanghai, China. Mr. Wang has not been a director or officer of any other reporting issuer.

Business of Buzz Media, Ltd.

This information has been previously reported on Form 10-QSB filed by the Company on EDGAR on April 14, 2008 and is hereby incorporated by reference.

Risk Factors

This information has been previously reported on Forms SB-2 and SB-2/A filed by the Company on EDGAR on July 27, 2007 and August 17, 2007 respectively and is hereby incorporated by reference.

Financial Information

The Company’s interim financial information for the three month period ended August 31, 2007, for the six month period ended November 30, 2007 and for the nine month period ended February 29, 2008 has been previously reported on Forms 10-QSB filed by the Company on EDGAR on October 15, 2007, January 14, 2008 and April 14, 2008, respectively, and is hereby incorporated by reference.

In addition, the Company’s audited financial information for the period ended May 31, 2007 has been previously reported on Forms SB-2 and SB-2/A filed by the Company on EDGAR on July 27, 2007 and August 17, 2007, respectively, and is hereby incorporated by reference.

Properties

This information has been previously reported on Form 10-QSB filed by the Company on EDGAR on April 14, 2008 and the Forms SB-2 and SB-2/A filed by the Company on July 27, 2007 and August 17, 2007, and is hereby incorporated by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information subsequent to July 14, 2008 regarding beneficial ownership of Common Stock by (i) each person known by the Company (based on publicly available filings with the SEC) to be the beneficial owner of more than 5% of the outstanding shares of its Common Stock, (ii) each current director, nominee and executive officer of the Company and (iii) all current officers and directors as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the SEC. Except as otherwise indicated below, the shareholders listed possess sole voting and investment power with respect to their shares.

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Jianguo Wang c/o Room 902 No. 6 Lane 501 Wan Zhen Road Shanghai, China 200333	President, CEO, CFO, Secretary, Treasurer and Director	1,250,010	62.50%

All current officers and directors as a group		1,250,010	62.50%

Directors and Executive Officers

The following sets forth information regarding the Company’s executive officers and directors subsequent to July 14, 2008.

Name	Age	Principal Occupation During the Last 5 Years
Jianguo Wang President, CEO, CFO, Secretary, Treasurer and Director	48
From 2005 to date, Mr. Wang has been the President of Shanghai Jian Zheng Group, which is based in China and is in the business of cement additives. Prior to this, Mr. Wang worked for W.R. Grace China Ltd., which is based in China and is in the business of cement additives. From 2003 to 2005, Mr. Wang was a Sales Manager for East China for W.R. Grace China Ltd. and from 1995 to 2002, Mr. Wang was the Senior Technical Service Engineer for W.R. Grace China Ltd. In 1982, Mr. Wang obtained his Bachelors of Science Degree from the Material Science and Engineering Department of Shanghai Tong Ji University located in Shanghai, China. Mr. Wang is not an officer or director of any other reporting issuer.

Executive Compensation

This information has been previously reported on Forms SB-2 and SB-2/A filed by the Company on EDGAR on July 27, 2007 and August 17, 2007, respectively, as well as on Schedule 14F-1 filed by the Company on July 3, 2008, and is hereby incorporated by reference.

Certain Relationships and Related Transactions, and Director Independence.

This information has been previously reported on Forms SB-2 and SB-2/A filed by the Company on EDGAR on July 27, 2007 and August 17, 2007, respectively, and is hereby incorporated by reference.

Legal Proceedings

This information has been previously reported on Form 10-QSB filed by the Company on EDGAR on April 14, 2008 and is hereby incorporated by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

This information has been previously reported on Forms SB-2 and SB-2/A filed by the Company on EDGAR on July 27, 2007 and August 17, 2007, respectively, and is hereby incorporated by reference.

Recent Sales of Unregistered Securities

This information has been previously reported on Form 10-QSB filed by the Company on EDGAR on October 15, 2007, and is hereby incorporated by reference.

Description of Registrant’s Securities

This information has been previously reported on Forms SB-2 and SB-2/A filed by the Company on EDGAR on July 27, 2007 and August 17, 2007, respectively, and is hereby incorporated by reference.

Indemnification of Directors and Officers.

This information has been previously reported on Forms SB-2 and SB-2/A filed by the Company on EDGAR on July 27, 2007 and August 17, 2007, respectively, and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1*	Stock Purchase Agreement, dated as of July 2, 2008, by and between Ms. Tiffany Walsh and Mr. Jianguo Wang.

* Previously filed on Form 8-K on July 3, 2008 and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 23, 2008
BUZZ MEDIA, LTD.

By:	/s/ Jianguo Wang
Name:	Jianguo Wang
Title:	President and Director